                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14C
                                 (Rule 14C-101)

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for use of the Commission only
    (as permitted by Rule 14c-5(d)(2)

[X] Definitive Information Statement

                              LAYCOR VENTURES CORP.
                              ---------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies.

(2) Aggregate number of securities to which transaction applies.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined).

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                              LAYCOR VENTURES CORP.
                             400 East Kaliste Saloom
                                   Suite 1300
                               Lafayette, LA 70508

                                February 26, 2008


Dear Shareholder:

      This Information Statement is furnished to holders of shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Laycor Ventures Corp. (the "Company"). The purpose of this Information Statement is to notify the shareholders that on January 25, 2008, the Company received written consent (the "Written Consent") from the principal shareholder of the Company (identified in the section entitled "Voting Securities and Principal Holders Thereof") holding 5,000,000 shares of Common Stock, representing approximately 62.41% of the total issued and outstanding Common Stock, adopting resolutions amending and restating the Articles of Incorporation (the "Restated Articles") to make the following material changes:

      o Increase the number of authorized capital stock of the corporation from Two Hundred Million (200,000,000) to Two Hundred Twenty Million (220,000,000) shares, by authorizing a class of blank check preferred stock, par value $0.001, consisting of 20,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's board of directors ("Board") from time to time;

      o     Change the name of the Company to: "Blackwater Midstream Corp."

      o Provide for indemnification of Company directors, officers, employees, and agents and eliminate any liability of Company directors to the extent permitted by the laws of the State of Nevada;

      The enclosed Information Statement is being furnished to inform you that the foregoing action has been approved by the holder of a majority of the outstanding shares of Common Stock. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from shareholders. The resolutions will not become effective before the date which is 20 days after this Information Statement is first mailed to shareholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority shareholders of the Company.

             -------------------------------------------------------

      This Information Statement is being mailed on or about February 26, 2008 to shareholders of record as of January 25, 2008.

                                        By Order of the Board of Directors,

                                        /s/ Robert Wayne Morgan
                                        -----------------------------------
                                        Robert Wayne Morgan, President

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

             -------------------------------------------------------

                              LAYCOR VENTURES CORP.
                             400 East Kaliste Saloom
                                   Suite 1300
                               Lafayette, LA 70508
                        _________________________________

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER
                        _________________________________

      NO VOTE OR OTHER ACTION OF THE COMPANY'S SHAREHOLDERS IS REQUIRED IN
                   CONNECTION WITH THIS INFORMATION STATEMENT.


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                        _________________________________

                                February 26, 2008

      We are sending you this Information Statement to inform you of a resolution on January 25, 2008, the Board of Directors and the principal shareholder of the Company (identified in the section entitled "Security Ownership of Certain Beneficial Holders and Management") holding 5,000,000 shares of Common Stock, representing 62.41% of the total issued and outstanding Common Stock adopting resolutions amending and restating the Articles of Incorporation in the form attached hereto as Annex I (the "Restated Articles"). The material changes to the Article of Incorporation effectuated by the Restated Articles are:

      o Increase the number of authorized capital stock of the corporation from Two Hundred Million (200,000,000) to Two Hundred Twenty Million (220,000,000) shares, by authorizing a class of blank check preferred stock, par value $0.001, consisting of 20,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's board of directors ("Board") from time to time;

      o     Change the name of the Company to: "Blackwater Midstream Corp."

      o Provide for indemnification of Company directors, officers, employees, and agents and eliminate any liability of Company directors to the extent permitted by the laws of the State of Nevada.

      The adoption of the foregoing will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from shareholders.

      The Company is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes and the Securities Exchange Act of 1933, as amended. No additional action will be undertaken by the Company with respect to the receipt of written consents, no dissenters' rights under the Nevada Revised Statutes are afforded to the Company's shareholders as a result of the adoption of these resolutions.

      Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $5,000, will be paid by the Company.

      Our principal executive offices are located at 400 East Kaliste Saloom, Suite 1300, Lafayette, LA 70508.


                        VOTE REQUIRED; MANNER OF APPROVAL

      Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has only Common Stock outstanding entitled to vote; no shares of preferred stock are outstanding.

      Section 78.320 of the NRS provides in substance that, unless the Company's Articles of Incorporation provides otherwise, shareholders may take action without a meeting of shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

      In accordance with the NRS, the affirmative vote on the amendment and restatement of the Articles of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the shareholders to approve the adoption of the amendment and restatement of the Articles of Incorporation.

      Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the amendment and restatement of the Articles of Incorporation cannot take effect until 20 days after this Information Statement is sent to the Company's shareholders. As mentioned earlier, the Restated Articles will become effective upon its filing with the Secretary of State of the State of Nevada which is anticipated to be on or about March 10, 2008, 20 days after the mailing of this Information Statement.

NO ADDITIONAL ACTION IS REQUIRED BY OUR SHAREHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR SHAREHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.


PROPOSALS BY SECURITY HOLDERS

      There are no proposals by any security holders.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following discloses, as of January 25, 2008, information concerning the ownership of our Common Stock by:

      o each person who is known by us to own beneficially 5% or more of our Common Stock,

      o     each of our directors and director nominees, and

      o     all officers and directors as a group.

      A person is considered a beneficial owner of any securities that the person owns or has the right to acquire beneficial ownership of within 60 days. Beneficial ownership also includes shares indirectly held or shares over which a person has the right, by contract, understanding or other arrangement, to exercise voting or dispositive powers. As of January 25, 2008, there were an aggregate of 8,011,500 shares of Common Stock outstanding. Subsequent to January 25, 2008, the Company declared and paid a Common Stock dividend of two shares for each share of Common Stock. The dividend was paid on February 8, 2008, to shareholders of record on February 7, 2008 (the "Stock Dividend"). As of the date of this Information Statement, 24,034,500 shares of Common Stock are issued and outstanding as a result of the Common Stock dividend.

      Except as otherwise indicated, we believe that the persons identified in the table have sole voting and dispositive power with respect to their shares. The address for each beneficial owner is set forth below.

                                               AMOUNT AND
                                                NATURE OF
        NAME AND ADDRESS OF                    BENEFICIAL         PERCENT OF
         BENEFICIAL OWNER                       OWNER (1)           CLASS
         ----------------                       ---------           -----

Robert Wayne Morgan                             5,000,000 *         62.41%
  Suite 407, 1128 Quebec Street,
  Vancouver, B.C., Canada  V6A 4E1
All Officer and Directors as a                  5,000,000 *         62.41%
  group (one person)

-------------------
*   Prior to the Stock Dividend.

(1) Beneficial ownership is determined in accordance with the applicable rules under the Exchange Act. In computing the number of shares beneficially owned by an executive officer or a director and the percentage ownership of that person, shares of the Company's Common Stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days from January 25, 2008, are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. For purposes of determining the individual beneficial ownership percentage, each percentage was calculated based on the Company's Common Stock outstanding (8,011,500 shares) at January 25, 2008. There are no outstanding stock options.


                                   PROPOSAL I


               TO AMEND AND RESTATE OUR ARTICLES OF INCORPORATION

GENERAL

      The Company's current Articles of Incorporation provide for an authorized capitalization consisting of 200,000,000 shares of Common Stock, $0.001 par value per share, and no shares of Preferred Stock, $0.001 par value per share. As of January 25, 2008, there were approximately 8,011,500 shares of Common Stock outstanding prior to the Stock Dividend.

VOTE REQUIRED; MANNER OF APPROVAL

      Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has only Common Stock outstanding.

      Section 78.320 of the NRS provides in substance that, unless the Company's Articles of Incorporation provides otherwise, shareholders may take action without a meeting of shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

      In accordance with the NRS, the affirmative vote on the amendment and restatement of the Articles of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the shareholders to approve the adoption of the Restated Articles.

      Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the amendment and restatement of the Articles of Incorporation cannot take effect until 20 days after this Information Statement is sent to the Company's shareholders. As mentioned earlier, the Amended and Restated Articles of Incorporation will become effective upon its filing with the Secretary of State of the State of Nevada which is anticipated to be on or about March 10, 2008, 20 days after the mailing of this Information Statement.

PURPOSES AND EFFECT OF THE CHANGES

      Background. The procedure and requirements to effect an amendment and restatement of the articles of incorporation of a Nevada corporation are set forth in Section 78.390 of the Nevada Revised Statutes, which provides that proposed amendment and restatement must first be adopted by the Board of Directors and then submitted to shareholders for their consideration at an annual meeting or a special meeting and must be approved by a majority of the outstanding voting securities.

      Our Board of Directors has unanimously adopted and the Consenting Shareholder has approved an amendment and restatement of the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 200,000,000 shares to 220,000,000 shares by creating a class of blank check Preferred Stock which will consist of 20,000,000 shares which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors ("Board") from time to time; to change the name of the Company to "Blackwater Midstream Corp."; and to provide for indemnification of our directors, officers, employees, and agents and eliminate any liability of our directors to the extent permitted by the laws of the State of Nevada. The text of the Amended and Restated Articles of Incorporation is attached as Annex I to this Information Statement.

      Current Number of Authorized Common Shares. As of January 25, 2008, prior to the Stock Dividend, 8,011,500 shares of Common Stock were outstanding. After the Stock Dividend, 24,034,500 shares of Common Stock are outstanding. There are no shares of Preferred Stock issued and outstanding.

REASONS FOR AUTHORIZING PREFERRED STOCK

      Our Articles of Incorporation do not currently authorize the Company to issue Preferred Stock. Our Board and majority stockholder have approved an amendment and restatement of our articles of incorporation to authorize the issuance of 20,000,000 shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock"). This amendment is reflected in the form of Amended and Restated Articles of Incorporation, which is attached to this Information Statement as Annex I and incorporated herein by reference.

      The authorization of our Board to create and issue various series of Preferred Stock without additional stockholder approval will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment and to use equity, rather than cash, to complete acquisitions. As of the date hereof, the Company has no commitments, arrangements or understandings with respect to the issuance of the Preferred Stock it is seeking to authorize.

      The term "blank check" preferred stock refers to stock for which the designations; preferences; conversion rights; and cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof; are determined by the Board of a company. Upon the effectiveness of the amendment and restatement of our articles of incorporation, our Board will be entitled to designate the attributes of up to 20,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of our Board, with no further authorization by stockholders required for the creation and issuance thereof. When required by law and in accordance with the provisions of Section 78.195 of the Nevada Revised Statutes, our Board will have the express authority to execute, acknowledge and file certificates of designations setting forth any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the Preferred Stock.

      Preferred Stock issued may include certain designations; preferences; conversion rights; and cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions; any of which may dilute the voting power and economic interest of the holders of our Common Stock. For example, in a liquidation, the holders of the Preferred Stock may be entitled to receive a certain amount per share of Preferred Stock before the holders of the common stock receive any distribution. In addition, the holders of Preferred Stock may be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action.

      If the shares of Preferred Stock are readily available, our Board of Directors will be able to act quickly without spending the time and incurring the expense of soliciting proxies and holding additional shareholders' meetings. The Board, however, may issue additional shares of Common Stock and Preferred Stock without action on the part of the shareholders only if the action is permissible under Nevada law, and only if the rules of the exchange on which the Common Stock is listed permit those issuances. The Common Stock is currently not listed on an exchange, but rather is traded sporadically on the Over the Counter Bulletin Board under the symbol "LYVN."

      Moreover, the shares of Preferred Stock may be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in opposing a takeover bid or a solicitation in opposition to management. These shares could also be used by the Board of Directors in a public or a private sale, merger or for possible future financings, possible future acquisition transactions and other general corporate purposes. The Company does not have any current arrangement or commitment for financing or acquisitions. We are not currently aware of any effort to obtain control of the Company and have no plans to use the new shares for purposes of discouraging any such effort. Issuing any additional shares of our Common Stock or possibly our Preferred Stock would dilute our current shareholders' interests in the Company.

      Furthermore, Preferred Stock could be issued with certain preferences over the holders of common stock with respect to dividends or the power to approve the declaration of a dividend. These are only some examples of how shares of Preferred Stock, if issued, could dilute the interests of the holders of Common Stock.

      The authorization of the Preferred Stock will be effective upon the filing with the Secretary of State of the State of Nevada of our Amended and Restated Articles of Incorporation, which we expect to occur at least 20 days after the mailing of this Information Statement. The form of such Amended and Restated Articles of Incorporation is attached to this Information Statement as Annex I.

      As such, the Board of Directors believes that it is the Company's best interest to authorize a class of Preferred Stock for possible future issuances.


AN OVERVIEW OF OUR COMMON STOCK

The following summarizes the rights of holders of our Common Stock:

      o Each holder of shares of Common Stock is entitled to one vote per share on all matters to be voted on by our Shareholders generally, including the election of directors;

      o     There are no cumulative voting rights;

      o The holders of our Common Stock are entitled to dividends and other distributions as may be declared from time to time by the Board of Directors out of funds legally available for that purpose, if any;

      o Upon our liquidation, dissolution or winding up, the holders of shares of Common Stock will be entitled to share ratably in the distribution of all of our assets remaining available for distribution after satisfaction of all our liabilities and the payment of the liquidation preference of any outstanding preferred stock; and

      o The holders of Common Stock have no preemptive or other subscription rights to purchase shares of our stock, and are not entitled to the benefits of any redemption or sinking fund provisions.

DESCRIPTION OF AND REASONS FOR THE NAME CHANGE

      The Board of Directors and the holders of a majority of the outstanding shares of Common Stock have also approved an amendment to the Articles of Incorporation to change the name of the Company from "Laycor Ventures Corp." to "Blackwater Midstream Corp." The Board of Directors and the majority shareholders have determined that this amendment is advisable and should be adopted by the shareholders in that the new name will better reflect the proposed new operations of the Company.

      The change of the Company's name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company's stockholders be required to surrender or exchange any stock certificates that they currently hold as a result of the name change. If the name change is approved, the Company will be assigned a new trading symbol which will be announced prior to the name change becoming effective.

      The change of our name will be effective upon the filing with the Secretary of State of the State of Nevada of the amended and restated articles of incorporation, at least 20 days after mailing of this Information Statement. The form of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Annex I.

TO PROVIDE FOR INDEMNIFICATION OF OUR DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS AND TO ELIMINATE ANY LIABILITY OF OUR DIRECTORS TO THE EXTENT PERMITTED

      The articles of incorporation currently do not address indemnification by of directors, officers, employees and agents by the Company. Our Board and majority stockholder have approved an amendment to the articles of incorporation to provide that the Company will indemnify the directors and officers to the fullest extent permitted by the laws of the State of Nevada. We may also indemnify our employees and agents, or the employees or agents of other businesses at our request, to the fullest extent permitted by the laws of the State of Nevada. We shall be required to indemnify any person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by our Board or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by our articles of incorporation or otherwise by us. The purpose of this amendment is to assist with attracting and retaining directors, officers, employee, and other agents.

      Further, our articles of incorporation currently do not address the liability of our directors. Our Board and majority stockholder have approved an amendment to our articles of incorporation to provide that the liability of our directors for monetary damages will be eliminated to the fullest extent permitted by the laws of the State of Nevada. The purpose of this amendment is to assist with attracting and retaining directors and to allow directors to perform their duties without being concerned about frivolous lawsuits.

      The indemnification provisions and the elimination of liability will be effective upon the filing with the Secretary of State of the State of Nevada of the Amended and Restated Articles of Incorporation, which we expect to occur at least 20 days after mailing of this Information Statement. The form of that Amended and Restated Articles of Incorporation is attached to this Information Statement as Annex I.

NO REQUIREMENT TO SURRENDER STOCK CERTIFICATES

      It will not be necessary for you to surrender your share certificates upon approval of the proposed increase in the number of authorized shares, name change and indemnification provisions. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the new amount of authorized shares and the new name will be set on the certificates.


                           INTEREST OF CERTAIN PERSONS
                    IN OPPOSITION TO MATTERS TO BE ACTED UPON

      Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                 DIVIDEND POLICY

      We have not declared or paid cash dividends or made distributions in the past, and we do not anticipate paying cash dividends or making distributions in the foreseeable future. We currently intend to retain and reinvest future earnings, if any, to finance our operations.

                                  MISCELLANEOUS

      We request brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock and we will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us 400 East Kaliste Saloom, Suite 1300, Lafayette, LA 70508,
Attention: President.

      The following documents are incorporated herein by reference: The Company's annual report on Form 10-KSB for the fiscal year ended March 31, 2007 and the quarterly reports on Form 10-QSB for the fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007.

      All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement shall be deemed to be incorporated by reference into this Information Statement and to be a part hereof from the dates of filing such documents or reports. Any statement contained herein or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

THIS INFORMATION STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN CERTAIN EXHIBITS TO DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE WITHOUT CHARGE TO ANY PERSON TO WHOM A COPY OF THIS INFORMATION STATEMENT HAS BEEN DELIVERED UPON WRITTEN REQUEST TO: LAYCOR VENTURES CORP. 400 EAST KALISTE SALOOM , SUITE 1300, LAFAYETTE, LA 70508.

NO ADDITIONAL ACTION IS REQUIRED BY OUR SHAREHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR SHAREHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

                                     ANNEX I

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                              LAYCOR VENTURES CORP.

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                              LAYCOR VENTURES CORP.


            PURSUANT TO SECTION 78.390 OF THE NEVADA REVISED STATUTES


      Laycor Ventures Corp., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies as follows:

      1. The name of the Corporation is Laycor Ventures Corp., and the original Articles of Incorporation of the Corporation were filed with the Secretary of State of the State of Nevada on March 23, 2004.

      2. These Amended and Restated Articles of Incorporation, which amend the provisions of the Articles of Incorporation, as heretofore amended, have been duly adopted by the Board of Directors of the Corporation and by the affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation, in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes ("N.R.S.") and, upon filing with the Secretary of State of the State of Nevada in accordance with Section 78.390 of the N.R.S., shall henceforth supersede the original Articles of Incorporation, as heretofore amended, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Articles of Incorporation of the Corporation.

      3. The text of the Articles of Incorporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:

                                   "Article I

      The name of the corporation (hereinafter referred to as the "Corporation") is:

                           BLACKWATER MIDSTREAM CORP.

                                   Article II

      The address of the Corporation's registered office in the State of Nevada is 726 S. Casino Center Blvd., Suite 207, Las Vegas, Nevada 89101-6742. The name of the Corporation's registered agent at such address is Registered Agent Solutions, Inc.

                                   Article III

      The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the Nevada Revised Statutes (the "N.R.S.").

                                   Article IV

      (a)   Authorized Capital Stock.

            (i) The total number of shares of all classes of stock that the Corporation shall have authority to issue is Two Hundred Twenty Million (220,000,000) shares, consisting of Two Hundred Million (200,000,000) shares of Common Stock, par value $0.001 per share ("Common Stock") and Twenty Million (20,000,000) shares of Preferred Stock, par value $0.001.

            The Preferred Stock may be issued in one or more series, and the Board of Directors of the Corporation is expressly authorized (1) to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions with respect to any series of Preferred Stock and (2) to specify the number of shares of any series of Preferred Stock.

                                    Article V

      The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

      (a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

      (b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

      (c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.


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

      (d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

      (e) Provisions that permit the Corporation to redeem or exchange such rights.

      (f)   The appointment of a rights agent with respect to such rights.

                                   Article VI

      (a) The number of directors of the Corporation shall be fixed by the Bylaws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws.

      (b) Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

      (c) Vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled, unless the Board of Directors otherwise determines, by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by the sole remaining director, or by stockholders. Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Board of Directors shall shorten the term of any incumbent director.

      (d) Any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Stock.

                                   Article VII

      (a) In furtherance of, and not in limitation of, the powers conferred by applicable law, the Board of Directors is expressly authorized and empowered to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that the Bylaws adopted by the Board of Directors under the powers hereby conferred may be amended or repealed by the Board of Directors or by the stockholders having voting power with respect thereto.

      (b) The Corporation may in its Bylaws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.


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

                                  Article VIII

      (a) Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the Bylaws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

      (b) The Corporation may, by action of the Board of Directors or through the adoption of Bylaws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Amended and Restated Articles of Incorporation or otherwise by the Corporation.

      (c) The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

      (d) Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

      (e) Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Amended and Restated Articles of Incorporation or the Bylaws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this
Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

                                   Article IX

      (a) The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

      (b) Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of these Amended and Restated Articles of Incorporation or the Bylaws of the Corporation inconsistent with this Article IX, shall adversely affect any right or protection of any director established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

                                    Article X

      Except as may be expressly provided in these Amended and Restated Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Amended and Restated Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article VIII or Article IX of these Amended and Restated Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

                                   Article XI

      Any action required or permitted to be taken at a meeting of the stockholders, other than the election of directors, may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding a majority of the outstanding Common Stock voting on the action."


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

      IN WITNESS WHEREOF, Laycor Ventures Corp. has caused these Amended and Restated Articles of Incorporation to be signed by the undersigned officer, thereunto duly authorized.


                                        LAYCOR VENTURES CORP.



                                        /S/ Robert Wayne Morgan
                                        ------------------------------------
                                        Robert Wayne Morgan
                                        President




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